Exhibit 99.1

Avnet Reports Third Quarter Fiscal 2018 Results

Strategic Initiatives Continue to Drive Improved Financial Performance

Phoenix, April 26, 2018 - Avnet, Inc. (NYSE:AVT) today announced results for the third quarter ended March 31, 2018.

Third Quarter Fiscal 2018 Highlights

•	Sales of $4.8 billion increased 6.1% sequentially and 8.0% year over year
o	Excluding supplier program changes, sales grew 7.3% year over year in constant currency
•	GAAP operating margin loss of (1.1%)
o	Non-GAAP adjusted operating income margin improved sequentially to 3.7%
•	GAAP diluted EPS loss of ($2.64) driven by goodwill impairment and tax reform
o	Non-GAAP adjusted diluted EPS of $1.02 exceeded the high end of guidance

CEO Commentary

“This quarter’s performance bolsters our confidence in our plan and execution ability during this important transition year at Avnet,” said Bill Amelio, CEO of Avnet. “We are successfully executing against our key priorities, including building out our unique end-to-end ecosystem, delivering new services and benefits to our evolving customer base, and creating ways to engage with new types of customers at every point in the product lifecycle. As a result, we are seeing both revenue growth and an improvement in our adjusted operating margin.”

Key Financial Metrics

($ in millions, except per share data)

Third Quarter Results (GAAP)
	Mar - 18	Mar - 17	Change Y/Y		Dec - 17	Change Q/Q
Sales	$4,795.1	$4,441.9	8.0%		$4,521.6	6.1%
Operating (Loss) Income	(54.4)	114.3	(147.6)%		87.0	(162.5)%
Operating (Loss) Income Margin	(1.1)%	2.6%	(370)	bps	1.9%	(305)	bps
Diluted Earnings (Loss) Per Share	$(2.64)	$0.69	(482.6)%		$0.47	(661.7)%
Third Quarter Results (Non-GAAP)(1)
	Mar - 18	Mar - 17	Change Y/Y		Dec - 17	Change Q/Q
Sales	$4,795.1	$4,441.9	8.0%		$4,521.6	6.1%
Adjusted Operating Income	174.9	172.3	1.5%		145.7	20.1%
Adjusted Operating Income Margin	3.7%	3.9%	(23)	bps	3.2%	43	bps
Adjusted Diluted Earnings Per Share	$1.02	$0.88	15.9%		$0.78	30.8%
Segment and Geographical Mix
	Mar - 18	Mar - 17	Change Y/Y		Dec - 17	Change Q/Q
Electronic Components Sales	$4,404.1	$4,090.9	7.7%		$4,163.5	5.8%
EC Operating Income Margin	3.6%	3.8%	(25)	bps	3.1%	46	bps
Premier Farnell Sales	$391.0	$351.0	11.4%		$358.1	9.2%
PF Operating Income Margin	11.4%	11.5%	(14)	bps	10.0%	140	bps
Americas Sales	$1,276.4	$1,328.6	(3.9)%		$1,210.2	5.5%
EMEA Sales	1,812.3	1,615.9	12.2%		1,506.0	20.3%
Asia Sales	1,706.3	1,497.4	14.0%		1,805.4	(5.5)%

(1)	A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the “Non-GAAP Financial Information” section of this press release.

CFO Commentary

“In the March quarter, revenue growth and our cost reduction initiatives combined to drive adjusted operating income margin up 43 basis points sequentially to 3.7%, the highest in four quarters,” said Tom Liguori, CFO of Avnet.  “While total working capital dollars increased to support our strong growth, net working capital days declined 7 days.  As a result, we generated $77 million of cash from operations in the quarter.  In addition, we increased our quarterly dividend by 5.5% and repurchased 1.7 million shares returning a total of $93 million of cash to shareholders.  As we move into the June quarter our focus on cost management and continued improvement in our net working capital days positions us well for long-term growth in shareholder value.”

Additional Third Quarter Fiscal 2018 Highlights

•	Named a World’s Most Ethical Company for the fifth consecutive year by the Ethisphere Institute
•	Exited the quarter with a strong book-to-bill ratio in all regions, exceeding 1.1 in aggregate
•	Delivered sequential improvement in sales and operating margins in the Americas region
•	Increased digital sales annual run-rate, which now exceeds $850 million
•	Realized 70% of the $120 million annualized cost reduction program in FY18 through Q3
•	Reduced debt by $141 million
•	Accelerated growth with key suppliers, adding 11 new franchises to the Avnet line card
•	Successful implementation of the EMEA upgraded ERP system
•	Recorded $230 million provisional repatriation transition tax liability
•	Recorded $181 million goodwill impairment related to acquisitions prior to fiscal year 2011

Outlook for Fourth Quarter of Fiscal 2018 Ending on June 30, 2018

	Guidance Range	Midpoint
Sales	$4.65B - $4.95B	$4.8B
Non-GAAP Diluted EPS(1)	$0.91 - $1.01	$0.96
(1)	A reconciliation of non-GAAP guidance to GAAP guidance is presented in the “Non-GAAP Financial Information” section of this press release.

The above guidance excludes any results of discontinued operations, amortization of intangibles, accelerated depreciation, any potential restructuring, integration, and other expenses and certain income tax adjustments. The above guidance assumes 120 million average diluted shares outstanding and an adjusted tax rate of 21% to 25%. In addition, the above guidance assumes that the average U.S. Dollar to Euro currency exchange rate for the fourth quarter of fiscal 2018 is $1.23 to €1.00. This compares with an average exchange rate of $1.10 to the Euro in the fourth quarter of fiscal 2017.

Forward-Looking Statements

This document contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “intend,” “estimate,” “forecast,” “expect,” “feel,” “believe,” “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance, business prospects or market conditions. Actual results may differ materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: Avnet’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition activities and the successful integration of acquired companies, implementing and maintaining ERP systems and transitioning to a global ERP system, supplier losses and changes to supplier programs, an industry down-cycle in semiconductors, declines in sales, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or price discounts by suppliers, and other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including Avnet’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Teleconference and Upcoming Events

Avnet will host a quarterly teleconference today at 11:00 a.m. Eastern Time. Financial information including financial statement reconciliations of non-GAAP to GAAP financial measures will be available through www.ir.avnet.com. Please log onto the site 15 minutes prior to the start of the event to register or download any necessary software. An archive copy of the teleconference will also be available after the call.

For a listing of Avnet’s upcoming events and other information, please visit Avnet’s Investor Relations website at www.ir.avnet.com.

About Avnet

From idea to design and from prototype to production, Avnet supports customers at each stage of a product’s lifecycle. A comprehensive portfolio of design and supply chain services makes Avnet the go-to guide for innovators who set the pace for technological change. For nearly a century, Avnet has helped its customers and suppliers around the world realize the transformative possibilities of technology. Learn more about Avnet at www.avnet.com.

Visit the Avnet Investor Relations website at www.ir.avnet.com or contact us at investorrelations@avnet.com. (AVT_IR)

Investor Relations Contact

Vincent Keenan

Investor Relations

(480) 643-7053

investorrelations@avnet.com

Media Relations Contact

Maureen O’Leary

Corporate Communications

(480) 643-7499

maureen.o’leary@avnet.com

AVNET, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Third Quarters Ended		Nine Months Ended
	March 31,	April 1,	March 31,	April 1,
	2018	2017	2018	2017
	(Thousands, except per share data)
Sales	$4,795,093	$4,441,896	$13,977,672	$12,833,559
Cost of sales	4,141,556	3,811,910	12,109,120	11,094,733
Gross profit	653,537	629,986	1,868,552	1,738,826
Selling, general and administrative expenses	501,378	480,190	1,476,263	1,275,417
Goodwill Impairment expense	181,440	—	181,440	—
Restructuring, integration and other expenses	25,120	35,513	108,277	95,382
Operating (loss) income	(54,401)	114,283	102,572	368,027
Other income (expense), net	8,384	19,439	24,725	(30,809)
Interest expense	(26,046)	(27,534)	(75,746)	(81,518)
Income (loss) from continuing operations before taxes	(72,063)	106,188	51,551	255,700
Income tax expense	243,541	16,268	252,179	65,627
Income (loss) from continuing operations, net of tax	(315,604)	89,920	(200,628)	190,073
Income (loss) from discontinued operations, net of tax	(4,462)	181,851	(14,411)	253,759
Net (loss) income	$(320,066)	$271,771	$(215,039)	$443,832

Earnings (loss) per share - basic:
Continuing operations	$(2.64)	$0.70	$(1.66)	$1.48
Discontinued operations	(0.04)	1.42	(0.12)	1.98
Net (loss) income per share basic	$(2.68)	$2.12	$(1.78)	$3.46

Earnings (loss) per share - diluted:
Continuing operations	$(2.64)	$0.69	$(1.66)	$1.46
Discontinued operations	(0.04)	1.41	(0.12)	1.95
Net (loss) income per share diluted	$(2.68)	$2.10	$(1.78)	$3.41

Shares used to compute earnings per share:
Basic	119,601	128,487	120,895	127,973
Diluted	119,601	129,432	120,895	129,847
Cash dividends paid per common share	$0.19	$0.18	$0.55	$0.52

AVNET, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31,	July 1,
	2018	2017
	(Thousands)
ASSETS
Current assets:
Cash and cash equivalents	$430,065	$836,384
Marketable securities	75,051	281,326
Receivables, net	3,552,531	3,337,624
Inventories	3,261,897	2,824,709
Prepaid and other current assets	305,067	253,765
Total current assets	7,624,611	7,533,808
Property, plant and equipment, net	520,922	519,575
Goodwill	1,026,542	1,148,347
Intangible assets, net	258,267	277,291
Other assets	281,588	220,568
Total assets	$9,711,930	$9,699,589

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$101,979	$50,113
Accounts payable	2,091,082	1,861,635
Accrued expenses and other	576,385	542,023
Total current liabilities	2,769,446	2,453,771
Long-term debt	1,488,706	1,729,212
Other liabilities	498,957	334,538
Total liabilities	4,757,109	4,517,521
Shareholders’ equity	4,954,821	5,182,068
Total liabilities and shareholders’ equity	$9,711,930	$9,699,589

AVNET, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	March 31, 2018	April 1, 2017
	(Thousands)
Cash flows from operating activities:
Net (loss) income	$(215,039)	$443,832
Less: Income (loss) from discontinued operations, net of tax	(14,411)	253,759
Income (loss) from continuing operations	(200,628)	190,073

Non-cash and other reconciling items:
Depreciation	114,111	63,800
Amortization	69,860	34,185
Deferred income taxes	(74,126)	(15,562)
Stock-based compensation	18,427	41,778
Goodwill impairment expense	181,440	—
Other, net	30,305	10,563
Changes in (net of effects from businesses acquired and divested):
Receivables	(98,147)	(335,617)
Inventories	(337,939)	86,103
Accounts payable	180,732	86,120
Accrued expenses and other, net	133,837	(20,977)
Net cash flows provided by operating activities - continuing operations	17,872	140,466
Net cash flows used by operating activities - discontinued operations	—	(325,096)
Net cash flows provided (used) by operating activities	17,872	(184,630)

Cash flows from financing activities:
Issuance of notes, net of issuance costs	—	296,374
Repayment of notes	—	(530,800)
Repayments under accounts receivable securitization, net	(47,000)	(492,000)
Repayments under senior unsecured credit facility, net	(99,971)	(150,000)
Repayments under bank credit facilities and other debt, net	(44,293)	(18,386)
Borrowings of term loans	—	530,756
Repayments of term loans	—	(511,358)
Repurchases of common stock	(209,466)	(124,598)
Dividends paid on common stock	(66,198)	(66,477)
Other, net	(2,738)	15,838
Net cash flows used for financing activities - continuing operations	(469,666)	(1,050,651)
Net cash flows provided by financing activities - discontinued operations	—	3,447
Net cash flows used for financing activities	(469,666)	(1,047,204)

Cash flows from investing activities:
Purchases of property, plant and equipment	(112,217)	(107,960)
Acquisitions of businesses, net of cash acquired	(18,621)	(801,164)
Other, net	7,020	18,404
Net cash flows used for investing activities - continuing operations	(123,818)	(890,720)
Net cash flows provided by investing activities - discontinued operations	153,933	2,235,384
Net cash flows provided by investing activities	30,115	1,344,664
Effect of currency exchange rate changes on cash and cash equivalents	15,360	(15,075)
Cash and cash equivalents:
— (decrease) increase	(406,319)	97,755
— at beginning of period	836,384	1,031,478
— at end of period	$430,065	$1,129,233

Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information including (i) adjusted operating income, (ii) adjusted other income (expense), (iii) adjusted income tax expense, (iv) adjusted income from continuing operations, (v) adjusted diluted earnings per share, and (vi) sales adjusted for the impact of acquisitions and other items (as defined in the Organic Sales section of this document).

There are also references to the impact of foreign currency in the discussion of the Company’s results of operations. When the U.S. Dollar strengthens and the stronger exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is a decrease in U.S. Dollars of reported results. Conversely, when the U.S. Dollar weakens and the weaker exchange rates of the current year are used to translate the results of operations of Avnet’s subsidiaries denominated in foreign currencies, the resulting impact is an increase in U.S. Dollars of reported results. In the discussion of the Company’s results of operations, results excluding this impact are referred to as “excluding the impact of changes in foreign currency exchange rates” or “constant currency.” Management believes organic sales and sales in constant currency are useful measures for evaluating current period performance as compared with prior periods and for understanding underlying trends. In order to determine the translation impact of changes in foreign currency exchange rates on sales, income or expense items for subsidiaries reporting in currencies other than the U.S. Dollar, the Company adjusts the average exchange rates used in current periods to be consistent with the average exchange rates in effect during the comparative period.

Management believes that operating income adjusted for restructuring, integration and other expenses, goodwill impairment expense and amortization of acquired intangible assets and other, are useful measures to help investors better assess and understand the Company’s operating performance. This is especially the case when comparing results with previous periods or forecasting performance for future periods, primarily because management views the excluded items to be outside of Avnet’s normal operating results or non-cash in nature. Management analyzes operating income without the impact of these items as well as other income (expense) excluding certain amounts as an indicator of ongoing margin performance and underlying trends in the business. Management also uses these non-GAAP measures to establish operational goals and, in many cases, for measuring performance for compensation purposes.

Additional non-GAAP metrics management uses is adjusted operating income margin, which is defined as adjusted operating income (as defined above) divided by sales.

Management also believes income tax expense, income from continuing operations and diluted earnings per share from continuing operations adjusted for the impact of the items described above and certain items impacting income tax expense are useful to investors because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods and provide a more meaningful basis for forecasting future performance. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes income from continuing operations and diluted earnings per share from continuing operations excluding the impact of these items provides an important measure of the Company’s net profitability for the investing public.

Any analysis of results and outlook on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented in accordance with GAAP.

	Fiscal	Quarters Ended
	Year to Date	March 31,	December 30,	September 30,
	2018*	2018*	2017*	2017*
	($ in thousands, except per share amounts)
GAAP operating income (loss) - continuing operations	$102,572	$(54,401)	$87,018	$69,955
Restructuring, integration and other expenses - continuing operations	108,277	25,120	36,762	46,394
Goodwill impairment expense - continuing operations	181,440	181,440	-	-
Amortization of intangible assets and other - continuing operations	70,187	22,725	21,877	25,585
Adjusted operating income (loss) - continuing operations	462,476	174,884	145,657	141,934

GAAP other income (expense), net - continuing operations	$24,725	$8,384	$762	$15,579
Foreign currency (gain) loss - continuing operations	(9,203)	137	546	(9,886)
Adjusted other income (expense), net - continuing operations	15,521	8,521	1,308	5,692

GAAP income (loss) before income taxes- continuing operations	$51,551	$(72,063)	$62,140	$61,474
Restructuring, integration and other expenses - continuing operations	108,277	25,120	36,762	46,394
Goodwill impairment expense - continuing operations	181,440	181,440	-	-
Amortization of intangible assets and other - continuing operations	70,187	22,725	21,877	25,585
Foreign currency (gain) loss - continuing operations	(9,203)	137	546	(9,886)
Adjusted income (loss) before income taxes - continuing operations	402,251	157,359	121,325	123,567

GAAP income tax expense (benefit) - continuing operations	$252,179	$243,541	$5,346	$3,292
Restructuring, integration and other expenses - continuing operations	31,539	5,757	9,004	16,778
Amortization of intangible assets and other - continuing operations	14,180	4,575	4,405	5,200
Foreign currency (gain) loss - continuing operations	(3,314)	33	84	(3,431)
Discrete income tax (expense) benefit items, net - continuing operations	(203,895)	(218,810)	8,017	6,898
Adjusted income tax expense - continuing operations	90,689	35,096	26,856	28,737

GAAP income (loss) - continuing operations	$(200,628)	$(315,604)	$56,794	$58,182
Restructuring, integration and other expenses (net of tax) - continuing operations	76,737	19,363	27,758	29,616
Goodwill impairment expense - continuing operations (net of tax)	181,440	181,440	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	56,007	18,150	17,472	20,385
Foreign currency (gain) loss (net of tax) - continuing operations	(5,889)	104	462	(6,455)
Discrete income tax expense (benefit) items, net - continuing operations	203,895	218,810	(8,017)	(6,898)
Adjusted income (loss) - continuing operations	311,562	122,263	94,469	94,829

GAAP diluted earnings (loss) per share - continuing operations	$(1.66)	$(2.64)	$0.47	$0.47
Restructuring, integration and other expenses (net of tax) - continuing operations	0.63	0.16	0.23	0.24
Goodwill impairment expense - continuing operations (net of tax)	1.50	1.52	-	-
Amortization of intangible assets and other (net of tax) - continuing operations	0.47	0.15	0.14	0.16
Foreign currency (gain) loss (net of tax) - continuing operations	(0.05)	-	-	(0.05)
Discrete income tax expense (benefit) items, net - continuing operations	1.69	1.83	(0.07)	(0.06)
Adjusted diluted EPS - continuing operations	2.58	1.02	0.78	0.76

* May not foot due to rounding

		Fiscal Year 2017
		Quarters Ended
	Fiscal	July 1,	April 1,	December 31,	October 1,
	2017*	2017*	2017*	2016*	2016*
		($ in thousands, except per share amounts)
GAAP selling, general and administrative expenses - continuing operations	$1,770,627	$495,210	$480,190	$431,555	$363,672
Amortization of intangible assets and other - continuing operations	(54,526)	(19,822)	(22,497)	(9,829)	(2,378)
Adjusted operating expenses - continuing operations	1,716,101	475,388	457,693	421,726	361,294

GAAP operating income - continuing operations	$461,400	$93,373	$114,283	$124,230	$129,514
Restructuring, integration and other expenses - continuing operations	137,415	42,033	35,513	30,400	29,469
Amortization of intangible assets and other - continuing operations	54,526	19,822	22,497	9,829	2,378
Adjusted operating income - continuing operations	653,341	155,228	172,293	164,459	161,361

GAAP other (expense) income, net - continuing operations	$(44,305)	$(13,495)	$19,439	$(36,514)	$(13,734)
Unrealized (gain) loss on marketable securities and other - continuing operations	765	14,624	(13,859)	-	-
Acquisition related FX hedging and financing costs - continuing operations	43,707	-	-	32,700	11,007
Adjusted other (expense) income, net - continuing operations	167	1,129	5,580	(3,814)	(2,727)

GAAP income before income taxes- continuing operations	$310,404	$54,705	$106,188	$60,968	$88,544
Restructuring, integration and other expenses - continuing operations	137,415	42,033	35,513	30,400	29,469
Amortization of intangible assets and other - continuing operations	54,526	19,822	22,497	9,829	2,378
Unrealized (gain) loss on marketable securities and other - continuing operations	765	14,624	(13,859)	-	-
Acquisition related FX hedging and financing costs - continuing operations	43,707	-	-	32,700	11,007
Adjusted income before income taxes - continuing operations	546,817	131,184	150,339	133,897	131,398

GAAP income tax expense (benefit) - continuing operations	$47,053	$(18,574)	$16,268	$28,503	$20,856
Restructuring, integration and other expenses - continuing operations	45,403	16,324	12,455	7,378	9,246
Amortization of intangible assets and other - continuing operations	14,670	6,654	5,077	2,342	597
Unrealized (gain) loss on marketable securities and other - continuing operations	1,381	6,812	(5,431)	-	-
Acquisition related FX hedging and financing costs - continuing operations	6,968	-	-	4,230	2,738
Discrete income tax benefit (expense) items, net - continuing operations	14,695	14,987	7,712	(9,369)	1,365
Adjusted income tax expense - continuing operations	130,170	26,203	36,081	33,084	34,802

GAAP income - continuing operations	$263,351	$73,279	$89,920	$32,465	$67,688
Restructuring, integration and other expenses (net of tax) - continuing operations	92,012	25,709	23,058	23,022	20,223
Amortization of intangible assets and other (net of tax) - continuing operations	39,856	13,168	17,420	7,487	1,781
Unrealized (gain) loss on marketable securities and other (net of tax) - continuing operations	(616)	7,812	(8,428)	-	-
Acquisition related FX hedging and financing costs (net of tax) - continuing operations	36,739	-	-	28,470	8,269
Discrete income tax expense (benefit) items, net - continuing operations	(14,695)	(14,987)	(7,712)	9,369	(1,365)
Adjusted income - continuing operations	416,647	104,981	114,258	100,813	96,596

GAAP diluted EPS - continuing operations	$2.05	$0.59	$0.69	$0.25	$0.52
Restructuring, integration and other expenses (net of tax) - continuing operations	0.73	0.21	0.18	0.18	0.16
Amortization of intangible assets and other (net of tax) - continuing operations	0.32	0.11	0.14	0.06	0.01
Unrealized (gain) loss on marketable securities and other (net of tax) - continuing operations	(0.01)	0.06	(0.07)	-	-
Acquisition related FX hedging and financing costs (net of tax) - continuing operations	0.28	-	-	0.22	0.06
Discrete income tax expense (benefit) items, net - continuing operations	(0.13)	(0.13)	(0.06)	0.07	(0.01)
Adjusted diluted EPS - continuing operations	3.24	0.84	0.88	0.77	0.74

* May not foot due to rounding

Organic Sales

Organic sales is defined as sales adjusted for the impact of significant acquisitions, divestitures and other items by adjusting Avnet’s prior and current (if necessary) periods to include the sales of acquired businesses and exclude the sales of divested businesses as if the acquisitions and divestitures had occurred at the beginning of the earliest period presented. Organic sales is measured on a sales from continuing operations basis. Organic sales in constant currency is defined as organic sales (as defined above) excluding the impact of changes in foreign currency exchange rates.

The following table presents reported and organic sales growth rates for the third quarter and first nine months of fiscal 2018 compared to fiscal 2017.

	Third Quarter Ended			Nine Months Ended
			Organic			Organic
			Year-Year %			Year-Year %
	As Reported	Organic	Change in	As Reported	Organic	Change in
	and Organic	Year-Year	Constant	and Organic	Year-Year	Constant
	Fiscal 2018	% Change	Currency	Fiscal 2018	% Change	Currency
	(Dollars in millions)
Avnet	$4,795.1	8.0%	2.4%	$13,977.7	5.8%	2.5%
Avnet by region
Americas	$1,276.4	(3.9)%	(3.9)%	$3,672.2	(7.9)%	(7.9)%
EMEA	1,812.3	12.2	(1.9)	5,011.3	12.8	3.5
Asia	1,706.3	14.0	12.8	5,294.2	10.6	10.6
Avnet by segment
EC	$4,404.1	7.7%	2.2%	$12,874.9	5.4%	2.3%
PF	391.0	11.4	3.5	1,102.8	10.4	5.8

The following table presents the reconciliation of reported sales to organic sales for the third quarter and first nine months of fiscal 2017.

	Third Quarter
	Ended	Nine Months Ended
	As Reported	Sales as		Organic
	and Organic	Reported	Sales from	Sales
	Fiscal 2017	Fiscal 2017	Acquisitions (1)	Fiscal 2017
	(Dollars in millions)
Avnet	$4,441.9	$12,833.6	$378.4	$13,211.9
Avnet by region
Americas	$1,328.6	$3,831.7	$154.5	$3,986.1
EMEA	1,615.9	4,261.9	178.9	4,440.8
Asia	1,497.4	4,740.0	45.0	4,785.0
Avnet by segment
EC	$4,090.9	$12,213.4	$—	$12,213.4
PF	351.0	620.2	378.4	998.5

(1)	Includes Premier Farnell acquired on October 17, 2016, which has operations in each Avnet region.

Sales from suppliers lost as a result of supplier channel changes were $52.2 million, $86.0 million and $74.0 million in the third quarter of fiscal 2017 for the Americas, EMEA and Asia regions, respectively compared to sales of $4.0 million, $0.5 million and $2.9 million in the third quarter of fiscal 2018 for the Americas, EMEA and Asia regions, respectively.

Historical Segment Financial Information

	Fiscal	Third Quarter	Second Quarter	First Quarter
	Year to Date	March 31,	December 30,	September 30,
	2018*	2018*	2017	2017
	(in millions)
Sales:
Electronic Components	$12,874.9	$4,404.1	$4,163.5	$4,307.2
Premier Farnell	1,102.8	391.0	358.1	353.7
Avnet sales	$13,977.7	$4,795.1	$4,521.6	$4,660.9

Operating income:
Electronic Components	$427.2	$157.7	$129.9	$139.6
Premier Farnell	114.8	44.4	35.6	34.8
	542.0	202.1	165.5	174.4
Corporate expenses	(79.5)	(27.2)	(19.8)	(32.4)
Restructuring, integration and other expenses	(108.3)	(25.1)	(36.8)	(46.4)
Goodwill impairment expense	(181.4)	(181.4)	-	-
Amortization of acquired intangible assets and other	(70.2)	(22.7)	(21.9)	(25.6)
Avnet operating income (loss)	$102.6	$(54.4)	$87.0	$70.0

Sales by geographic area:
Americas	$3,672.2	$1,276.4	$1,210.2	$1,185.5
EMEA	5,011.3	1,812.3	1,506.0	1,693.0
Asia	5,294.2	1,706.3	1,805.4	1,782.4
Avnet sales	$13,977.7	$4,795.1	$4,521.6	$4,660.9

* May not foot due to rounding

		Fiscal Year 2017
		Quarters Ended
		Fourth Quarter	Third Quarter	Second Quarter	First Quarter
	Fiscal Year	July 1,	April 1,	December 31,	October 1,
	2017	2017	2017	2016	2016
	(in millions)
Sales:
Electronic Components	$16,474.1	$4,260.7	$4,090.9	$4,004.3	$4,118.1
Premier Farnell (1)	965.9	345.7	351.0	269.2	-
Avnet sales	$17,440.0	$4,606.4	$4,441.9	$4,273.6	$4,118.1

Operating income:
Electronic Components	$661.0	$152.4	$156.8	$166.7	$185.1
Premier Farnell (1)	99.8	35.5	40.3	24.0	-
	760.8	187.9	197.1	190.7	185.1
Corporate expenses (2)	(107.5)	(32.7)	(24.9)	(26.3)	(23.7)
Restructuring, integration and other expenses	(137.4)	(42.0)	(35.5)	(30.4)	(29.5)
Amortization of acquired intangible assets and other	(54.5)	(19.8)	(22.5)	(9.8)	(2.4)
Avnet operating income	$461.4	$93.4	$114.3	$124.2	$129.5

Sales by geographic area:
Americas	$5,163.9	$1,332.2	$1,328.6	$1,252.6	$1,250.5
EMEA	5,912.9	1,651.0	1,615.9	1,380.7	1,265.3
Asia	6,363.2	1,623.2	1,497.4	1,640.3	1,602.3
Avnet sales	$17,440.0	$4,606.4	$4,441.9	$4,273.6	$4,118.1

(1)	Premier Farnell was acquired on October 17, 2016.
(2)	Prior to the divestiture of the Technology Solutions business in Q3 FY17, a portion of Corporate support expenses were classified within discontinued operations.

Guidance Reconciliation

The following table presents the reconciliation of non-GAAP adjusted diluted earnings per share guidance to the expected GAAP diluted earnings per share guidance for the fourth quarter of fiscal 2018.

	Low End of	High End of
	Guidance Range (1)	Guidance Range

Adjusted diluted earnings per share guidance	$0.91	$1.01
Restructuring, integration and other expense (net of tax) (1)	(0.22)	(0.14)
Amortization of intangibles and other (net of tax)	(0.16)	(0.14)
Income tax expense adjustments	0.04	0.07
GAAP diluted earnings per share guidance	$0.57	$0.80

(1)	Includes accelerated depreciation.